UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

BRT APARTMENTS CORP.

(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction	(Commission file No.)	(IRS Employer
of incorporation)		I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

We are filing this amendment to the Current Report on Form 8-K filed on April 21, 2020 (the “Original 8-K”), among other things, to report as to the guidance we received from the Office of the Chief Accountant (the “OCA”) of the Securities and Exchange Commission (the “SEC”) with respect to the financial statement presentation of certain of our joint ventures. The Original 8-K, among other things, reported that:

●	(i) the unaudited consolidated financial statements contained in our Quarterly Reports on Form 10-Q (“10-Qs”), (ii) the audited financial statements (and any related audit reports of our independent registered public accounting firm, BDO USA, LLP (“BDO)), contained in our Annual Reports on Form 10-K (“10-Ks”); and (iii) the earnings press releases and similar prior communications issued by us as well as other prior statements made by or on our behalf (the “Earnings Releases;” and together with the 10-Qs and 10-Ks, the “Previously Reported Information”) issued by us on or after March 31, 2018 through November 7, 2019 should not be relied upon because such reports presented the accounts and operations of three joint ventures (the “3 JVs”) on a consolidated basis rather than pursuant to the equity method of accounting (the “Equity Method”); and

●	we were requesting guidance from the OCA with respect to whether a joint venture, which we believe is representative of our joint ventures owning 24 properties (the “24 JVs;” and together with the 3 JVs, the “Previously Consolidated Ventures”), that historically had been presented on a consolidated basis should continue to be presented on such basis or under the Equity Method.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 15, 2020, based on, among other things, guidance received from the OCA, our audit committee determined that the consolidation of the accounts and operations of the 24 JVs is inconsistent with Accounting Standards Codification 810 (the “Consolidation Standard”) and that the information with respect to such ventures should instead be presented under the Equity Method. Accordingly, you should not rely on (i) the Previously Reported Information issued from February 8, 2017 through November 9, 2019 (the “Relevant Period”) and (ii) the restated financial statements included in the Original 8-K.

Contemporaneously herewith, we are filing our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) which, under notes 2 and 16 to the consolidated financial statements included therein, contains restatements of consolidated financial statements previously filed from March 31, 2018 through November 7, 2019, to present, on a de-consolidated basis, the Previously Consolidated Ventures. We have not restated our audited annual and unaudited interim financial statements for the fiscal 2017 periods because financial statements for such periods are not material to an understanding of our current condition, and are not required to be presented in the Annual Report.

The de-consolidation of the Previously Consolidated Ventures and their presentation under the Equity Method will result in a reduction in our revenues, operating expenses, assets and liabilities from that presented in our historical consolidated financial statements but will not have any impact on our previously reported net income attributable to common stockholders, funds from operations, adjusted funds from operations, or our cash flows, capital resources, liquidity, ability to pay dividends or multi-family operations.

Although our management believed that our disclosure controls and procedures and internal control over financial reporting (collectively, the “Internal Controls”) were effective at the time each statement with respect to the effectiveness of our Internal Controls was included in our periodic reports during the Relevant Period, in light of the restatement, management has concluded that the control deficiency that resulted in our consolidating the accounts and operations of the Previously Consolidated Ventures constituted a material weakness in internal control over financial reporting as of December 31, 2016. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s Internal Controls are effective. We intend to report (i) the material weakness in our 2019 Annual Report and (ii) intend to evaluate the creation of a plan of remediation to address such weakness.

Our audit committee has discussed the matters disclosed in this Item 4.02(a) with management and BDO.

Caution Regarding Forward-Looking Statements

This report may include information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof.  Forward looking statements, including statements with respect to our multi-family property acquisition, development and ownership activities, involve known and unknown risks, uncertainties and other factors, which, in some cases, are beyond our control and could materially affect actual results, performance or achievements.  Other factors that could cause our actual results, performance or achievements to differ materially from our expectations include: the review of our financial statements, accounting, accounting policies and Internal Controls; the preparation of, and the audit or review, as applicable, of our restated financial statements and filings; and the subsequent discovery of additional adjustments to our Previously Reported Information. In addition, our financial results and stock price may suffer as a result of this restatement process or any actions taken by (i) governmental or other regulatory bodies or (ii) other non-governmental actors in connection with or as a result of this process. Investors are cautioned not to place undue reliance on any forward-looking statements and to carefully review the disclosures in this report and the 2019 Annual Report (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included therein). We do not undertake to update our forward-looking statements, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

Date: May 15, 2020	By:	/s/ George Zweier
George Zweier,
Vice President and
Chief Financial Officer

3